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                                                                    Exhibit 23.2
                                                                    ------------



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 24, 1997 included in Omtool, Ltd.'s registration statement on Form S-1 (File No. 333-29397) and to all references to our Firm included in this registration statement.



                                             /s/ Arthur Andersen LLP
                                             ARTHUR ANDERSEN LLP



Boston, Massachusetts
November 4, 1997